Southern Connecticut Bancorp, Inc. 10-Q

Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of Southern Connecticut Bancorp, Inc. (the “Company”), I, Anthony M. Avellani, acting as the chief accounting officer of the Company and of the Company’s wholly-owned subsidiary, The Bank of Southern Connecticut, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2012.

Date: November 14, 2012

By:	/s/ ANTHONY M. AVELLANI
Anthony M. Avellani
Vice President and Chief Accounting Officer